CNB CORPORATION
and

THE CONWAY NATIONAL BANK

FINANCIAL REPORT

JUNE 30, 2006

www.conwaynationalbank.com

TO OUR SHAREHOLDERS AND FRIENDS:

Conway National experienced solid financial performance in the first half of 2006.  However, net income for the six-month period ended June 30, 2006, totaled $4,538,000, down 3.5% from $4,705,000 for the same period in 2005.  The decline in income is attributable, in part, to the approximate $210,000 in direct expenses associated with the proxy contest during the period.  On a dividend-adjusted per share basis, earnings fell from $5.97 for the first half of 2005 to $5.76 in 2006.

As of June 30, 2006, total assets were $821,504,000, an increase of 13.9% over June 30, 2005; total deposits amounted to $682,869,000, an increase of 10.9% over the previous year; loans totalled $557,578,000, an increase of 23.4% from 2005; and investment securities were $182,919,000, a decrease of 7.7% from the prior year.  Stockholders' equity totaled $74,575,000 at June 30, 2006, resulting in a book value of $94.61 per share.

Net income for the six-month period ending June 30, 2006 of $4,538,000 represents an annualized return on the average assets of 1.15% and an annualized return on the average stockholders' equity of 12.49% which are lower than the previous mid-year's 1.34% and 13.66% annualized returns, respectively.  Bank earnings are primarily the result of the Bank's net interest income which increased 10.4% from $13,762,000 for the six-month period ending June 30, 2006, to $15,192,000 for the six-month period ending June 30, 2006.  Other factors which affect earnings include the provision for possible loan losses, other expense and other income.  The provision for possible loan losses increased from $535,000 during the first half of 2005 to $650,000 during the first half in 2006 due, primarily, to growth in loan outstandings.  The allowance for loan losses as a percentage of net loans, declined from 1.26% at June 30, 2005, to 1.16% at June 30, 2006.  Other expenses increased 16.0% from $9,403,000 to $10,192,000 and other income increased 2.3% from $3,175,000 to $3,249,000 during the same period.  In addition to the above mentioned proxy contest related expenses, non-interest expenses have increased due to additional staffing, increased compensation, and fixed asset expenditures.  Non-interest income growth slowed due to lower service charge revenue on deposit accounts substantially offset by increased loan fee income.

Conway National maintained solid earnings for the first half of 2006 despite the unique circumstances we have experienced during the past twelve months, and as the unusual growth in the local and national economy begins to level.  As the banking industry continues to move away from a paper-based payment system, electronic banking services remain a primary product offering.  We recently eliminated the per item charge associated with debit card transactions in accordance with our commitment to customer service, as well as to support our competitive position in the market place.  The first floor renovation of the operations and administration building has been completed and is now occupied by various departments.  Renovations to the second and third floors of this facility will continue through the remainder of 2006 and 2007.  Our North Conway office opened on July 17, 2006, and has been well received.

We are very appreciative of your substantial support during the past twelve months; and with your continued support, we will strive to build on our foundation of customer service as we serve as your community bank for many years to come.

W. Jennings Duncan, President

CNB Corporation and The Conway National Bank

CNB CORPORATION AND SUBSIDIARY Conway, South Carolina CONSOLIDATED BALANCE SHEET (Unaudited)

ASSETS:	June 30, 2006	June 30, 2005
Cash and due from banks	$ 32,732,000	$ 31,047,000
Interest-bearing deposits with banks	0	0
Investment securities:
United States government securities	0	0
Obligations of United States government agencies and corporations	160,885,000	174,964,000
Obligations of states and political subdivisions	18,880,000	21,450,000
Other securities	3,154,000	1,790,000
Total investment securities	182,919,000	198,204,000
Federal funds sold and securities purchased under agreement to resell	19,000,000	16,000,000
Loans	557,578,000	451,732,000
Less allowance for loan losses	(6,394,000)	(5,602,000)
Net loans	551,184,000	446,130,000
Bank premises and equipment	21,259,000	17,972,000
Other assets	14,410,000	11,717,000
Total assets	$821,504,000	$721,070,000

LIABILITIES AND STOCKHOLDERS' EQUITY:
Liabilities:
Deposits:
Noninterest-bearing	$146,388,000	$134,109,000
Interest-bearing	536,481,000	481,406,000
Total deposits	682,869,000	615,515,000

Federal funds purchased and securities sold under agreement to repurchase	32,676,000	28,746,000
Other short-term borrowings	25,187,000	1,234,000
Other liabilities	6,197,000	4,725,000
Total Liabilities	746,929,000	650,220,000

Stockholders' Equity:
Common stock, par value $10.00 per share: Authorized 1,500,000; issued 789,774 in 2004 and 2005	7,898,000	7,898,000
Surplus	43,547,000	43,543,000
Undivided profits	25,631,000	20,265,000
Net unrealized holding gains (losses) on available-for-sale securities	(2,282,000)	(678,000)
Less treasury stock	(219,000)	(178,000)
Total stockholders' equity	74,575,000	70,850,000
Total liabilities and stockholders' equity	$821,504,000	$721,070,000

CNB CORPORATION AND SUBSIDIARY Conway, South Carolina CONSOLIDATED STATEMENT OF INCOME (Unaudited)
	Six Months Ended
INTEREST INCOME	June 30, 2006	June 30, 2005
Interest and fees on loans	$ 19,327,000	$ 14,105,000
Interest on investment securities:
Taxable investment securities	2,909,000	3,303,000
Tax -exempt investment securities	404,000	447,000
Other securities	41,000	38,000
Interest on federal funds sold and securities purchased under agreement to resell	502,000	248,000
Total interest income	23,183,000	18,141,000

INTEREST EXPENSE:
Interest on deposits	7,374,000	4,088,000
Interest on federal funds purchased and securities sold under agreement to repurchase	521,000	266,000
Interest on other short-term borrowings	96,000	25,000
Total interest expense	7,991,000	4,379,000
Net interest income	15,192,000	13,762,000
Provision for loan losses	650,000	535,000
Net interest income after provision for loan losses	14,542,000	13,227,000
Other income:
Service charges on deposit accounts	1,654,000	1,700,000
Gains/(losses) on securities	(6,000)	2,000
Other operating income	1,601,000	1,473,000
Total other income	3,249,000	3,175,000
Other expenses:
Salaries and employee benefits	6,788,000	6,029,000
Occupancy expense	1,612,000	1,336,000
Other operating expenses	2,512,000	2,038,000
Total other expenses	10,912,000	9,403,000
Income before income taxes	6,879,000	6,999,000
Income tax provision	2,341,000	2,294,000
Net Income	$ 4,538,000	$ 4,705,000

Per share:
Net income per weighted average shares outstanding	$ 5.76	$ 5.97

Cash dividend paid per share	$ 0	$ 0

Book value per actual number of shares outstanding	$ 94.61	$ 89.86

Weighted average number of shares outstanding	788,443	788,538

Actual number of shares outstanding	788,216	788,427

Member Federal Reserve System - Member FDIC

CNB CORPORATION BOARD OF DIRECTORS
James W. Barnette, Jr.	R. Phil Hucks
William R. Benson	Edward T. Kelaher
Harold G. Cushman	George F. Sasser
H. Buck Cutts	Howard B. Smith, III
W. Jennings Duncan

CONWAY NATIONAL BANK OFFICERS

W. Jennings Duncan	Interim President
L. Ford Sanders, II	Interim Executive Vice President
William R. Benson	Senior Vice President
Marion E. Freeman, Jr.	Senior Vice President
Phillip H. Thomas	Senior Vice President
W.G. Holt, Jr.	Vice President
M. Terry Hyman	Vice President
Raymond Meeks	Vice President
A. Mitchell Godwin	Vice President
Jackie C. Stevens	Vice President
Betty M. Graham	Vice President
Ernest J. Lareau	Vice President
F. Timothy Howell	Vice President
E. Wayne Suggs	Vice President
Janice C. Simmons	Vice President
Patricia C. Catoe	Vice President
W. Michael Altman	Vice President
Boyd W. Gainey, Jr.	Vice President
William Carl Purvis	Vice President
Bryan T. Huggins	Assistant Vice President
Gail S. Sansbury	Assistant Vice President
L. Ray Wells	Assistant Vice President
W. Page Ambrose	Assistant Vice President
Roger L. Sweatt	Assistant Vice President
L. Kay Benton	Assistant Vice President
Virginia B. Hucks	Assistant Vice President
Timothy L. Phillips	Assistant Vice President
Helen A. Johnson	Assistant Vice President
Elaine H. Hughes	Assistant Vice President
Gwynn D. Branton	Assistant Vice President
Tammy S. Scarberry	Assistant Vice President
D. Scott Hucks	Assistant Vice President
Sherry S. Sawyer	Banking Officer
Rebecca G. Singleton	Banking Officer
Josephine C. Fogle	Banking Officer
Jeffrey P. Singleton	Banking Officer
Debra B. Johnston	Banking Officer
Freeman R. Holmes, Jr.	Banking Officer
Doris B. Gasque	Banking Officer
Carlton A. Terry	Banking Officer
James A. Hansen III	Banking Officer
Jennie L. Hyman	Banking Officer
Marsha S. Jordan	Banking Officer
Sylvia G. Dorman	Banking Officer
Marcie T. Shannon	Banking Officer
Caroline P. Juretic	Banking Officer
Sheila A. Graham	Banking Officer
John H. Sawyer, Jr.	Banking Officer
Nicole Scalise	Banking Officer
Janet F. Carter	Banking Officer
Dawn L. DePencier	Banking Officer